SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934 (Amendment No.    )

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
	Preliminary Proxy Statement
	Confidential, for Use of the Commission Only (as permitted by Rule
 14a-6(e)(2))
X Definitive Proxy Statement
	 Definitive Additional Materials
	 Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
			SEVEN FIELDS DEVELOPMENT COMPANY
	(Name of Registrant as Specified In Its Charter)

	(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
X No fee required.
	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

	Fee paid previously with preliminary materials.
	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SEVEN FIELDS DEVELOPMENT COMPANY
2200 Garden Drive
Suite 200
Seven Fields, Pennsylvania  16046

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 30, 2001

	Notice is hereby given that the Annual Meeting of the Shareholders of Seven Fields Development Company will be held at the Hawthorne Commons Community Building, 201 Sycamore Drive, Seven Fields, Pennsylvania, on Friday, March 30, 2001, at 8:30 A. M. Local Time, for the following purposes:

	(1)	To vote on the election of a trustee of the Company to serve for a one-year term.

	(2)	To ratify the appointment of O'Connor and Company as independent auditors of the Company for the fiscal year ending October 30, 2001.

	(3)	To transact such other business as may properly come before the meeting.

The Trustee has established the close of business on February 09, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED BY NOTICE TO THE SECRETARY OF THE COMPANY, OR BY APPEARING AT THE MEETING AND VOTING IN PERSON.

By Order of the Trustee,

Samuel A. Goldberg

SAMUEL A. GOLDBERG
Secretary

March 5, 2001

YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ACCOMPANYING THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SEVEN FIELDS DEVELOPMENT COMPANY
2200 Garden Drive
Suite 200
Seven Fields, Pennsylvania  16046

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MARCH 30, 2001

GENERAL INFORMATION

	This Proxy Statement is being furnished to the shareholders of Seven Fields Development Company (the "Company"), in connection with the solicitation by the Trustee of the Company of the accompanying Proxy for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on March 30, 2001 and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders of the Company on or about March 5, 2001.

	At the Annual Meeting, the shareholders will be asked to elect a trustee of the Company, to hold office for a term of one year and until its successor is duly elected and qualified and to ratify the appointment of O'Connor and Company as independent public accountants to audit the financial statements of the Company for the fiscal year ending October 31, 2001. It is not anticipated that any other matters will come before the Annual Meeting.

VOTING AT THE MEETING

Proxies

Shares of the Company's beneficial interests, par value $1.00 per share (the "Shares") may be voted by shareholders in person or by proxy. Holders of Shares are entitled to one vote per share on all matters.

When the Proxy enclosed herewith is properly executed and returned, the Shares represented by it will be voted in accordance with the directions thereon or, if no directions are indicated, the Proxy will be voted "FOR" election as trustee of the nominee listed in this Proxy Statement, and "FOR" ratification of O'Connor and Company as auditors for the Company for the fiscal year ending October 31, 2001. If any other matters should be presented at the Annual Meeting upon which a vote may properly taken, it is intended that the Shares represented by Proxies at such meeting will be voted on such matters in accordance with the sole discretion of the Trustee of the Company.

If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time prior to its exercise, either by giving written notice of revocation to the Secretary of the Company (at Seven Fields Development Company, Attention: Secretary, 2200 Garden Drive, Suite 200, Seven Fields, Pennsylvania 16046), or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date and Holders of Record

The close of business on February 9, 2001, has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had outstanding 3,484,392 Shares, held of record by approximately 780 persons. The presence, in person or by proxy, of the holders of a majority of the outstanding Shares will be necessary to constitute a quorum at the Annual Meeting.

Vote Required

	Approval of the proposal to elect the nominee as trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares present in person or represented by proxy at the meeting and entitled to vote on the election of trustees. Approval of the proposal to ratify the selection of O'Connor and Company as the Company's auditors requires the affirmative vote of the holders of a majority of the outstanding
Shares present in person or represented by proxy at the meeting and entitled to vote on such matters.

Proxy Solicitation and Expenses

	Proxies are being solicited by and on behalf of the Trustee of the Company.
All expenses of this solicitation, including the cost of mailing, will be borne by the Company.  Directors, officers and employees of the Company may, at no additional compensation, use telephone and other means of communication to request the holders of Shares to return proxies.  The Company will not pay any compensation for the solicitation of proxies, but may reimburse to nominees, fiduciaries and other custodians their reasonable expenses in sending proxy materials to their principals and obtaining their voting instructions.


ELECTION OF TRUSTEE

The Company's Trustee has fixed the number of trustees at one in accordance with the By-laws of the Company. Accordingly, one trustee is to be elected at this Annual Meeting. In the event that the nominee is unable to serve as a trustee for any reason, the persons named in the enclosed proxy will vote for such substituted nominee as shall be designated by the Company's Trustee. The Trustee recommends that the shareholders vote FOR the election of the nominee, Seven Fields Management, Inc.

Seven Fields Management, Inc. is a Pennsylvania corporation which was formed in 1994 to act as the sole trustee of the Company. Seven Fields Management, Inc. is a wholly-owned subsidiary of Seven Fields Development
(PA), Inc., which owns, through its other wholly-owned subsidiary Seven Fields (DEL), Inc., approximately 83% of the outstanding Shares. Seven Fields Management, Inc. engages in no business other than to act as Trustee for the Company. Certain information with respect to the directors and officers of Seven Fields Management, Inc. is set forth elsewhere in this Proxy Statement.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Trustee has selected, subject to shareholder ratification, O'Connor and Company to act as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending October 31, 2001. O'Connor and Company has served as the independent auditors for the Company and its predecessor, Seven Fields
Development Corporation, since 1988. a representatives of O'Connor and Company is expected to be present at the Annual Meeting and, while he is not expected to make a statement, he will have the opportunity to do so if he desire. Such representative will be available to respond to appropriate questions from the shareholders.

The Trustee recommends that shareholders vote FOR the ratification of the selection of O'Connor and Company as the independent public accountants of the Company.

SECURITY OWNERSHIP

The following table sets forth information as of the Record Date regarding the amount and nature of ownership of Shares by the Trustee of the Company, each of the continuing directors of the Trustee of the Company, and each executive officer listed in the Summary Compensation Table, and by all of the continuing directors of the Trustee and executive officers of the Company as a group. Each such individual has sole voting and investment power with respect to the Shares listed except as otherwise indicated
in the footnotes to the table.
[CAPTION]
                                                              Percentage of
Name and Address of                 Amount and Nature of      Outstanding
Beneficial Owner(1)                 Beneficial Ownership      Shares

Seven Fields (DEL), Inc.            2,905,514                 83%
Seven Fields Management, Inc.               0                 0
Michael H. Burkhart                 2,905,514 (2)             83%
C. Thomas Burkett                   2,905,514 (2)             83%
Robert A. Janusey                   2,905,514 (2)             83%
Cheryl Kirchner                     2,905,514 (2)             83%
Alexander Lindsay, Jr.              2,905,514 (2)             83%
Paul Voytik                         2,905,512 (2)             83%
George K. Wright                    2,905,514 (2)             83%
Darell Craig                            0                      0

All directors of the Trustee and
executive officers of the
Company as a group (9 persons)      2,905,514                 83%

(1)	Address of each person is c/o the Company, 2200 Garden Drive, Suite 200,
    Seven Fields, Pennsylvania 16046.
(2)	Represents shares held by Seven Fields (DEL), Inc., of which the named person is a director and with respect to which such person shares voting and investment power.

DIRECTORS OF THE COMPANY'S TRUSTEE

Certain information about the continuing directors of the Company's Trustee is set forth below. Each such person was a director of the Company's predecessor, Seven Fields Development Corporation, and is also a director of the Company's affiliates, Seven Fields (DEL), Inc. and Seven Fields Development (PA), Inc. (together with Seven Fields Management, Inc., the "Affiliates").
[CAPTION]
Name                       Age   Director of the   Director of
                                 Company of the    the
                                 Affiliates        Trustee
                                 Since             Since

C. Thomas Burkett          52    1999              1999
Michael H. Burkhart        57    1996              1996
Robert A. Janusey          49    1998              1998
Cheryl Kirchner            53    1997              1997
Alexander Lindsay, Jr.     54    1990              1994
Paul Voytik                76    1988              1994
George K. Wright           74    1988              1994

C. Thomas Burkett is Chief Executive Officer of MAC Plastics, Inc., a manufacturer of custom blow-molded plastic products located in Washington, Pennsylvania. Prior to joining MAC Plastics in 1997 as Vice President of Finance and Strategic Development, Mr. Burkett held various positions, including Executive Vice President, Senior Vice President, Vice President, Chief Financial Officer, Treasurer and Controller from 1978 through 1996 with Education Management Corporation, a private provider of Proprietary post-secondary education located in Pittsburgh, Pennsylvania. From 1973 through 1978, Mr. Burkett was a Senior Auditor and Certified Public Accountant with Arthur Anderson & Co. Mr. Burkett received a Bachelor of Arts Degree from Grove City College and an MBA from Ohio University.

Michael H. Burkhart has been a certified public accountant since 1972 and is a member of the American Institute of Certified Public Accountants, the Pennsylvania Institute of Certified Public Accountants and the National Association of Certified Valuation Analysts. Mr. Burkhart has practiced in public accounting since 1968, and was a partner with Hinds, Lind, Miller and Co., Certified Public Accountants, until 1995 when he founded his present firm. Much of Mr. Burkhart's professional background involves working with construction and development companies in the tax, accounting and management services areas.

Robert A. Janusey is Vice-Presdient of Shiloh Industrial Contractors, Inc., a commercial and industrial construction firm located in Lawrence, Pennsylvania which Mr. Janusey co-founded in 1986. Prior to founding Shiloh, Mr. Janusey was a project manager in the civil construction devision of Chapman Corp., from 1980 to 1986 and a draftsman for Janusey and Associates from 1976 to 1980. Mr. Janusey received a BAchelor of Science degree in civil engineering from Geneva College.

Cheryl Kirchner was elected a director in March 1997 to fill a vacancy created by the retirement of Guy E. Bubb. Ms. Kirchner is a registered nurse with over 20 years experience in the field of health care management and the development of patient care systesm. She received a Bachelor's Degree from Youngstown State University with a major in Nursing, and a Master's Degree in Health Service Administration from St. Francis College. As owner of a geriatric care management service, she developed systems of support for the elderly and their families. Currently she is self-employed as a health care consultant.

Alexander H. Lindsay, Jr. is the President of the law firm of Lindsay, Jackson & Martin, P.C., in Butler, Pennsylvania, and specializes in litigation. He is a former Butler County and Cranberry Township solicitor. From 1975 until 1980, he was an Assistant United States Attorney for the Western District of Pennsylvania, and from 1977 until 1980 he was Chief of the Public Corruption Section of the United States Attorney's Office in Pittsburgh. From 1972 to 1973 he was an Assistant District Attorney for Butler County. He is a 1968 graduate of Washington and Jefferson College and a 1971 graduate of the University of Pittsburgh School of Law.

Paul Voytik has been Chairman and Chief Executive Officer of the Company since January 1989 and President of the Company since February 1988. He is also Chairman, Chief Executive Officer and President of each of the Affiliates. He was employed at Westinghouse Electric Corporation for 29 years, 24 of which he served as an Engineering Manager, until his retirement in November 1985. Thereafter, he served as a consultant to Westinghouse until 1986. From 1986 until 1995 he was Vice President and a director as over 35 years of experience in building, contracting, and land development.

George Wright has been Vice President of the Company since February 1988.
He was employed by Gulf Research & Development for 42 years until his retirement in February 1985. At the time of his retirement, he held the position of Director of Safety Security & Fire Prevention for a 95-acre research complex of Gulf Oil Corporation. Mr. Wright is also Vice President of each of the Affiliates.

The Board of Directors of the Trustee met 5 times during the fiscal year ended October 31, 2000 ("Fiscal 2000"). Each of the directors attended at least 75% of the meetings of the Board of Directors during Fiscal 2000.

The Board of Directors of the Trustee does not have an audit, nominating, compensation or other committee. The duties that would be delegated to such committees are handled by the full Board. Each director is paid a fee of $600 per Board meeting attended.

EXECUTIVE OFFICERS AND COMPENSATION

	The Company's executive officers are identified below.
[CAPTION]
Name                   Age  Position                   Officer of the
                                                       Company Since

Paul Voytik1           76   Chairman and President     1988
Darell L. Craig        50   Chief Executive Officer    1991
George K. Wright1      74   Executive Vice President   1988
Samuel A. Goldberg     76   Secretary and Treasurer    1988
Lynn Hoffman-Kyle      46   Chief Financial Officer    1997

1	For biographical information, see "Directors of the Company's Trustee".

Darell Craig, prior to being named Chief Executive Officer of the Company in November 1997, was Chief Operating Officer of the Company since September 1991. A graduate of the University of Pittsburgh, Mr. Craig has been manager of land development and single/multifamily home construction for over 20 years. Mr. Craig is also Chief Executive Officer of the Affiliates.

Samuel A. Goldberg was employed by the Mine, Safety and Health Administration of the United States Department of Labor, as Manager of an Analytical Laboratory for Industrial Hygiene from 1970 to December 1985 when he retired. As manager, his responsibilities included preparing a budget, determining personnel and equipment requirements and preparing bid submission on chemical analysis instruments. He currently serves as a member of the Board of Directors of East Boro's J.W.V. Housing Corporation and East Boro's J.W.V. Homeless Veterans Corporation. Mr. Goldberg is Secretary and Treasurer of the Company and the Affiliates.

Lynn Hoffman-Kyle, prior to being named Chief Financial Officer in December 1997, was employed by the Company as Controller since 1988. A graduate of Pennsylvania State University, Ms. Hoffman-Kyle has held various accounting positions for over twenty years.

Summary Compensation Table

The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company's chief executive officer during each of the last three fiscal years. No officer or director of the Company had total annual salary and bonus in excess of $100,000 during any of the last three fiscal years.

Summary Compensation Table
[CAPTION]
                                                    Long-term compansation
                              Annual compensation    Awards        Payouts

Name and     Fiscal Salary   Bonus  Other    Re-      Options/ LTIP    All
principal    Year   ($)      ($)    annual   strict-  SARs     payouts other
position     (b)    (c)      (d)    comp ($) ed       (#)      ($)     compen-
(a)                                 (e)      Stock    (g)      (h)     sation
                                             Awards($)                 ($)
                                             (f)                       (i)

Paul Voytik
(Chairman
and          2000    $58,461 0      0        N/A      0        N/A     0
President)   1999     72,369 0      0        N/A      0        N/A     0
             1998     53,760 0      0        N/A      0        N/A     0

Darell Craig
(Chief       2000     82,445 59,917 0        N/A      0        N/A     0
Executive    1999     82,445 47,193 0        N/A      0        N/A     0
Officer)     1998     82,445 34,594 0        N/A      0        N/A     0

2002 SHAREHOLDER PROPOSALS

To be elegibel for presentation at the company's next annual meeting, shareholder proposals must be received by the Secretary of the Company at its main office not later than November 3, 2001.

BY ORDER OF THE TRUSTEE,

Paul Voytik

Paul Voytik
Chairman and President

Date: March 5, 2001

SEVEN FIELDS DEVELOPMENT COMPANY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 30, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul Voytik and Lynn Hoffman-Kyle or either of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent the undersigned and vote the shares of Beneficial Interest of SEVEN FIELDS DEVELOPMENT COMPANY which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held March 30, 2001 or any adjournment(s) thereof, upon all matters that may properly come before the Annual Meeting:

1. To elect the following nominee as trustee for the ensuring year:
SEVEN FIELDS MANAGEMENT, INC.              For      Withhold

2. To ratify the selection of O'CONNOR AND COMPANY as independent auditors for the Company for the fiscal year ended October 30, 2001.

    For                      Against                    Abstain

3. In their discretion to vote upon such other matters as amy properly come before the Annual Meeting.

    For                      Against                    Abstain

IF YOUR PROXY IS SIGNED AND RETURNED WITHOUT INDICATING ANY VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" APPROVAL OF ALL PROPOSALS LISTED ABOVE.

Date:                                , 2001

PLEASE SIGN AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED
POSTAGE PAID ENVELOPE.

Sign Here



Please sign exactly as name appears hereon. When signing as executor, trustee, etc., or as corporation officer, give full title as such. For joint accounts, provide both signatures.